Exhibit 10.2

INTERCREDITOR AGREEMENT
dated as of June 5, 2018
by and among

WESTMORELAND COAL COMPANY,
the Grantors party hereto,
WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Bridge Loan Agent,
U.S. BANK NATIONAL ASSOCIATION,
as the Notes Collateral Agent,
and
WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Term Loan Collateral Agent,

TABLE OF CONTENTS
Page
ARTICLE I DEFINITIONS2
Section 1.1Defined Terms                                    2
Section 1.2Terms Generally                                    8
ARTICLE II LIEN PRIORITIES9
Section 2.1    Relative Priorities                                9
Section 2.2Prohibition on Contesting Liens                            10
Section 2.3Release of Bridge Loan First Priority Collateral                    10
Section 2.4Notice of Liens                                    11
Section 2.5Perfection of Liens                                11
ARTICLE III ENFORCEMENT11
Section 3.1Restrictions on Exercise of Remedies by Controlling First Lien Pari Passu
Debt Agent and any other First Lien Pari Passu Secured Party                        11
ARTICLE IV PAYMENTS14
Section 4.1Application of Proceeds                                14
Section 4.2Payments Over                                    14
ARTICLE V BANKRUPTCY14
Section 5.1Financing Matters                                14
Section 5.2Relief from the Automatic Stay                            15
Section 5.3Adequate Protection                                15
Section 5.4Avoidance Issues                                    15
Section 5.5Asset Dispositions in an Insolvency or Liquidation Proceeding                16
Section 5.6No Surcharge of Collateral                                16
Section 5.7Right to Credit Bid                                16
Section 5.8Plan Treatment                                    16
Section 5.9Effectiveness in Insolvency or Liquidation Proceedings                17
ARTICLE VI OTHER AGREEMENTS17
Section 6.1Insurance                                    17
Section 6.2    Obligations Unconditional                                17
Section 6.3Certain Terms Concerning the Controlling First Lien Pari Passu Debt Agent        18
ARTICLE VII GRATUITOUS BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS; RIGHTS UNDER PERMITS AND LICENSES18
Section 7.1General                                        18
Section 7.2Deposit Accounts                                    19
ARTICLE VIII MISCELLANEOUS20
Section 8.1Conflicts                                    20
Section 8.2    Effectiveness; Continuing Nature of this Agreement; Severability            20
Section 8.3Amendments; Waivers                                20
Section 8.4SUBMISSION TO JURISDICTION; WAIVERS                    21
Section 8.5WAIVERS                                    22
Section 8.6Notices                                        22
Section 8.7Further Assurances                                22
Section 8.8APPLICABLE LAW                                22
Section 8.9Binding on Successors and Assigns                            23
Section 8.10No Marshalling                                    23
Section 8.11Specific Performance                                23
Section 8.12Headings                                    23
Section 8.13Counterparts                                    23
Section 8.14Authorization                                    23
Section 8.15Construction                                    23

i

Section 8.16No Third Party Beneficiaries                            23
Section 8.17Provisions Solely to Define Relative Rights                        24

ii

INTERCREDITOR AGREEMENT
This INTERCREDITOR AGREEMENT is dated as of June 5, 2018 and entered into by and among WESTMORELAND COAL COMPANY, a Delaware corporation (the “Issuer”), the Grantors (as defined below) party hereto, WILMINGTON SAVINGS FUND SOCIETY, FSB, in its capacity as administrative agent for the lenders party to the Bridge Loan Agreement (as defined below) (together with its successors, the “Bridge Loan Agent”), U.S. BANK NATIONAL ASSOCIATION, in its capacity as Notes Collateral Agent for the holders of the Indenture Secured Parties (as defined below) (together with its successors in such capacity, the “Notes Collateral Agent”) and WILMINGTON SAVINGS FUND SOCIETY, FSB, as collateral agent for the Credit Agreement Secured Parties (as defined below) (together with its successors, the “Term Loan Collateral Agent”). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.
RECITALS
A.The Issuer and the Grantors are parties to a certain Indenture with U.S. Bank National Association, as trustee (together with its successors, in such capacity, the “Trustee”), and as Notes Collateral Agent dated as of December 16, 2014 (as further amended, restated, supplemented, replaced or otherwise modified from time to time, “Indenture”), pursuant to which the Issuer issued 8.75% Senior Secured Notes due 2022 in an aggregate principal amount of $350,000,000.
B.The Issuer and the Grantors desire that, notwithstanding the time, order or method of grant, creation, attachment or perfection of any Liens securing the Notes or the Term Loan, the Liens of the Notes, and the Term Loan on any of the Collateral will rank junior to the Liens of the Bridge Loan Agent on the Collateral.
C.Pursuant to Section 10.03 of the Indenture, the holders of the Notes have authorized and directed the Notes Collateral Agent to execute, deliver and perform this agreement.
D.Section 12.10 of the Credit Agreement authorizes the execution and delivery of this Agreement.
E.The Bridge Loan Parties (as defined below) and the Bridge Loan Agent have previously entered into that certain Terms of Bridge Loans dated as of May 21, 2018, in the form of Exhibit L to the Credit Agreement providing for bridge loans in an aggregate principal amount of up to $110,000,000 (as amended, modified, supplemented, replaced or otherwise modified from time to time, the “Bridge Loan Agreement”).
F.The Bridge Loan Agreement further provides that the execution and delivery of this Agreement by the parties hereto is a condition to the effectiveness of the Bridge Loan Agreement.
G.Whereas the Notes Collateral Agent and the other parties hereto have agreed to set forth in this Agreement their respective rights and remedies with respect to, among other things, the Collateral (each as defined below).
H.The Term Loan Collateral Agent is entering into this Agreement pursuant to, and in compliance with Section 12.10 of the Credit Agreement, and the parties hereto have agreed to set forth in this Agreement their respective rights and remedies with respect to, among other things, the Collateral.
AGREEMENT
In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Article I
Definitions
Section 1.1    Defined Terms. All terms used in this Agreement that are defined in Article 1, 8 or 9 of the UCC (whether capitalized or not) and not otherwise defined herein have the meaning assigned to them in Article 1, 8 or 9 of the UCC. As used in this Agreement, the following terms shall have the following meanings:
“Adequate Protection Lien” is defined in Section 5.1 of this Agreement.
“Agreement” means this Intercreditor Agreement, as Modified from time to time.
“Authorized Representative” means (i) in the case of any Credit Agreement Obligations, the Term Loan Collateral Agent and (ii) in the case of the Indenture Obligations, the Notes Collateral Agent.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.
“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors, including, without limitation, the Canadian Bankruptcy Law.
“BIA” means the Bankruptcy and Insolvency Act (Canada), as now and hereafter in effect, or any successor statute.
“Bridge Loan Agent” has the meaning assigned to that term in the Preamble to this Agreement.
“Bridge Loan Credit Facility” means the bridge loan facility evidenced by the Bridge Loan Documents.
“Bridge Loan Lenders” means, collectively, the lender party to the Bridge Loan Agreement.
“Bridge Loan Agreement” shall have the meaning set forth in the Recitals.
“Bridge Loan Claimholders” means, at any relevant time, the holders of Bridge Loan Obligations at that time, including the Bridge Loan Agent and each Bridge Loan Lender.

“Bridge Loan Documents” means the Bridge Loan Agreement and the other Credit Documents (as defined in the Bridge Loan Agreement), including, without limitation, each of the other agreements, documents and instruments providing for or evidencing any other Bridge Loan Obligations, and any other document or instrument executed or delivered at any time in connection with any Bridge Loan Obligations, including any intercreditor or joinder agreement among holders of Bridge Loan Obligations, to the extent such are effective at the relevant time, as each may be Modified (or replaced in connection with a Modification) from time to time.
“Bridge Loan Obligation Recovery” is defined in Section 5.4(a) of this Agreement.
“Bridge Loan Obligations” means all obligations, liabilities and indebtedness outstanding at any time under the Bridge Loan Agreement or any other Bridge Loan Documents. “Bridge Loan Obligations” shall include, without limitation, all interest, charges and fees (including reasonable attorneys fees’ and expenses) accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with the Bridge Loan Documents whether or not the claim for such interest, charges or fees are allowable, recoverable or enforceable in such Insolvency or Liquidation Proceeding. For all purposes hereunder, “Bridge Loan Obligations” shall also include all indebtedness, obligations and liabilities of the Bridge Loan Parties (or any one or more of them) to repay any amounts previously paid by the Bridge Loan Parties (or any one or more of them) pursuant to the Bridge Loan Documents, which amounts have been returned to the Bridge Loan Parties (or any one or more of them), any of their bankruptcy estates, to a trust or similar structure established under a plan of reorganization or liquidation of the Bridge Loan Parties (or any one or more of them) or to a trustee, Receiver or similar Person by the Bridge Loan Agent pursuant to Sections 542, 544, 545, 547, 548, 549, 550, 553 and 724(a) of the Bankruptcy Code, any Canadian Avoidance Law or otherwise under other applicable legislation.
“Bridge Loan Parties” means, collectively, the borrower and guarantors party to the Bridge Loan Agreement in accordance with the terms thereof.
“Bridge Loan Parties’ Representative” means Westmoreland Coal Company, a Delaware corporation.
“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois, Dallas, Texas or New York, New York are authorized or required by law to close.
“Canadian Avoidance Law” means the Fraudulent Preferences Act (Alberta), the Fraudulent Conveyances Act 1571 (13 Eliz 1, c 5), each as now and hereafter in effect, or any successor statute, sections 95 and 96 of the BIA, the oppression provisions of any applicable corporate law statutes, or any other like, equivalent or analogous legislation of any Canadian jurisdiction, as the context requires.
“Canadian Bankruptcy Law” means the BIA, the Companies’ Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), each as now and hereafter in effect, or any successor statute, and any provision of any statute governing the existence of any Person permitting that Person to propose an arrangement with respect to any class or claims of its creditors, including, without limitation, plans of arrangement under applicable corporate law statutes, or any other like, equivalent or analogous legislation of any Canadian jurisdiction.
“Canadian Borrower” means Prairie Mines & Royalty ULC, an Alberta corporation.
“Canadian Grantor” means the Canadian Borrower, Westmoreland Canadian Investments, L.P., a Quebec limited partnership and Westmoreland Canada Holdings Inc., an Alberta corporation.
“Collateral” means any existing or hereafter acquired personal or real property of the Obligors, whether tangible or intangible, with respect to which a Lien is granted or held as security for both the Bridge Loan Obligations and/or the First Lien Pari Passu Obligations.
“Controlling First Lien Pari Passu Debt Agent” means (i) at any time when there is more than one Series of First Lien Pari Passu Debt, the “Applicable Authorized Representative”, as such term is defined in the First Lien Intercreditor Agreement, as designated by such Controlling First Lien Pari Passu Debt Agent in a notice to the Bridge Loan Agent, and (ii) at any time there is only one Series of First Lien Pari Passu Debt, the Authorized Representative for such Series.
“Credit Agreement” means that certain Credit Agreement, dated as of December 16, 2014 by and among the Issuer, as Borrower, the lenders party thereto and Wilmington Savings Fund Society, FSB (as successor in interest to Bank of Montreal), as Administrative Agent, as amended by that certain First Amendment to Credit Agreement, dated as of January 22, 2015, by that certain Second Amendment to Credit Agreement, dated as of January 22, 2015, and by that certain Third Amendment, Resignation, Waiver, Consent and Appointment Agreement, dated as of May 3, 2018, and as may be further amended, modified and/or supplemented to.
“Credit Agreement Obligations” means the “Obligations” as defined in the Credit Agreement.
“Credit Agreement Secured Parties” means the “Secured Creditors” as defined in the Credit Agreement.
“DIP Financing” is defined in Section 5.1 of this Agreement.
“Discharge of Bridge Loan Obligations” means (a) the indefeasible payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) on all Bridge Loan Obligations outstanding under the Bridge Loan Agreement; (b) the indefeasible payment in full in cash of all other Bridge Loan Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid; and (c) the termination or expiration of all commitments, if any, to extend credit that would constitute Bridge Loan Obligations under the Bridge Loan Documents.
“Discharge of Credit Agreement Obligations” means (a) the indefeasible payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such

Insolvency or Liquidation Proceeding), on all Credit Agreement Obligations outstanding under the Credit Documents (as defined in the Credit Agreement); and (b) the indefeasible payment in full in cash of all other Credit Agreement Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.
“Discharge of First Lien Pari Passu Obligations” means, collectively, the Discharge of Indenture Obligations and the Discharge of the Credit Agreement Obligations.
“Discharge of Indenture Obligations” means (a) the indefeasible payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Indenture Obligations outstanding under the Security Documents (as defined in the Indenture); and (b) the indefeasible payment in full in cash of all other Indenture Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.
“First Lien Intercreditor Agreement” means that certain Intercreditor Agreement of even date herewith between the Notes Collateral Agent and the Term Loan Collateral Agent.
“First Lien Pari Passu Claimholders” means, at any relevant time, the holders of First Lien Pari Passu Obligations at that time.
“First Lien Pari Passu Debt” means all obligations, liabilities and indebtedness to the extent permitted by the provisions of the Indenture, the Credit Agreement, the First Lien Pari Passu Obligations and the Bridge Loan Agreement.
“First Lien Pari Passu Documents” means, collectively, the Indenture, the Notes, the Credit Agreement, the First Lien Pari Passu Security Documents and any other document or instrument executed or delivered pursuant to any First Lien Pari Passu Document described above evidencing or governing any First Lien Pari Passu Obligations thereunder, as each may be Modified (or replaced in connection with a Modification) from time to time.
“First Lien Pari Passu Obligations” means, subject to the next sentence, all obligations, liabilities and indebtedness of any Obligor outstanding under the Indenture, Credit Agreement and any other First Lien Pari Passu Documents. “First Lien Pari Passu Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant First Lien Pari Passu Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.
“First Lien Pari Passu Parties” means, collectively, the Issuer and the Grantors party to the First Lien Pari Passu Documents.
“First Lien Pari Passu Payment Default” is defined in Section 3.1(a) of this Agreement.

“First Lien Pari Passu Secured Parties” means, (i) the Credit Agreement Secured Parties and (ii) the Indenture Secured Parties.
“First Lien Pari Passu Security Documents” means the Term Loan Security Agreement, the other Security Documents (as defined in the Credit Agreement) and the Notes Security Agreement, and each other agreement entered into in favor of any Authorized Representative for the purpose of securing any Series of First Lien Pari Passu Obligations and this Intercreditor Agreement.
“GAAP” means generally accepted accounting principles, as in effect in the United States of America on the date of determination.
“Governmental Authority” means the government of the United States of America, Canada or any other nation, or of any political subdivision thereof, whether federal, state, provincial, territorial or local, and any agency, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Grantors” means the Issuer and each subsidiary of the Issuer which has granted a security interest pursuant to any First Lien Pari Passu Security Document and Bridge Loan Document to secure any Series of First Lien Pari Passu Obligations and Bridge Loan Obligations. The Grantors existing on the date hereof are set forth in Schedule I hereto.
“Indenture” has the meaning assigned to that term in the Recitals to this Agreement.
“Indenture Obligations” means the “Notes Obligations” as defined in the Notes Security Agreement.
“Indenture Secured Parties” means the “Secured Parties” as defined in the Notes Security Agreement.
“Insolvency or Liquidation Proceeding” means: (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any Canadian Bankruptcy Law with respect to any Obligor; (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, dissolution, reorganization or other similar case or proceeding with respect to any Obligor or with respect to a material portion of their respective assets; (c) any liquidation, dissolution, reorganization or winding up of any Obligor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Obligor.
“Lien” means any lien, mortgage, pledge, assignment, hypothecation, security interest, fixed or floating charge or encumbrance of any kind or nature (including any conditional sale or other title retention agreement, leasehold lien and any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or deposit or other preferential arrangement of any kind or nature having the practical effect of any of the foregoing.

“Modifications” means any amendments, restatements, amendment and restatements, supplements, modifications, waivers, renewals, replacements, consolidations, severances, substitutions and extensions of any document or instrument from time to time; “Modify”, “Modified”, or related words shall have meanings correlative thereto.
“Notes” shall have the meaning set forth in the Indenture.
“Notes Collateral Agent” has the meaning assigned to that term in the Preamble to this Agreement.
“Notes Security Agreement” means the “Security Agreement” as defined in the Indenture.
“Obligor” means, collectively, the First Lien Pari Passu Parties and any other Bridge Loan Party.
“Outstanding Liabilities” is defined in Section 4.3(a) of this Agreement.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, joint stock company, unincorporated association, company, partnership, limited partnership, Governmental Authority or other entity of whatever nature.
“PPSA” means the Personal Property Security Act as from time to time in effect in the Province of Alberta (including the orders and regulations issued pursuant thereto); provided, however, in the event that, by reason of any provision of law, perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by a Personal Property Security Act as in effect in a jurisdiction (including the orders and regulations issued pursuant thereto) other than the Province of Alberta, “PPSA” means the Personal Property Security Act as in effect in such other jurisdiction (including the orders and regulations issued pursuant thereto) for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority in such Collateral.
“Receiver” means any privately appointed or court appointed receiver or receiver and manager, interim receiver, liquidator, trustee-in-bankruptcy, administrator, administrative receiver and any other like or similar official for any Grantor, Collateral or any of the business, undertakings, property and assets of any Grantor appointed by the Notes Collateral Agent, Term Loan Collateral Agent, Controlling First Lien Pari Passu Debt Agent or Bridge Loan Collateral Agent, respectively, pursuant to their respective Secured Documents, or by a court on application by the Notes Collateral Agent, Term Loan Collateral Agent, Controlling First Lien Pari Passu Debt Agent or Bridge Loan Collateral Agent.
“Secured Documents” means the Bridge Loan Documents and the First Lien Pari Passu Documents.
“Series” means each of the First Lien Pari Passu Obligations.
“Term Loan Collateral Agent” has the meaning assigned to that term in the Preamble to this Agreement.

“Term Loan Security Agreement” means the “Guaranty and Collateral Agreement” as defined in the Credit Agreement.
“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of New York, or, when the laws of any other jurisdiction govern the method or manner of the perfection or enforcement of any security interest in any applicable collateral, the Uniform Commercial Code (or any successor statute) of such jurisdiction.
Section 1.2    Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise:
(a)    any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time Modified in accordance with the terms of this Agreement;
(b)    any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;
(c)    the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
(d)    the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”;
(e)    all references herein to Sections shall be construed to refer to Sections of this Agreement; and
(f)    the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including, without limitation, real property, personal property, cash, securities, accounts and contract rights.
Section 1.3    Québec, Canada Provisions.
(a)    For purposes of any assets, liabilities or persons located in the Province of Québec, Canada and for all other purposes pursuant to which the interpretation or construction of this Agreement may be subject to the laws of the Province of Québec, Canada or a court or tribunal exercising jurisdiction in the Province of Québec, Canada, (a) “personal property” shall include “movable property”, (b) “real property” or “real estate” shall include “immovable property”, (c) “tangible property” shall include “corporeal property”, (d) “intangible property” shall include “incorporeal property”, (e) “security interest”, “mortgage” and “lien” shall include a “hypothec”, “right of retention”, “prior claim” and “reservation of ownership”, (f) all references to filing, perfection, priority, remedies, registering or recording under the UCC or the PPSA shall include publication under the Civil Code of Québec, Canada, (g) all references to “perfection” of or “perfected” Liens shall include a reference to an “opposable” or “set up” hypothec as against third parties, (h) any “right of offset”, “right of setoff” or similar expression shall include a “right of compensation”, (i) “goods” shall include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (j) an “agent” shall include a “mandatary”, (k) “construction liens” or “mechanics, materialmen, repairmen, construction contractors or other like Liens” shall include “legal hypothecs” and “legal hypothecs in favour of persons having taken part in the construction or renovation of an immovable”, (l) “joint and several” shall include “solidary”, (m) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault”, (n) “beneficial ownership” shall include “ownership on behalf of another as mandatary”, (o) “easement” shall include “servitude”, (p) “priority” shall include “rank” or “prior claim”, as applicable (q) “survey” shall include “certificate of location and plan”, (r) “state” shall include “province”, (s) “fee simple title” shall include “absolute ownership” and “ownership” (including ownership under a right of superficies), (t) “accounts” shall include “claims”, (u) “legal title” shall be including “holding title on behalf of an owner as mandatory or prête-nom”, (v) “ground lease” shall include “emphyteusis” or a “lease with a right of superficies”, as applicable, (w) “leasehold interest” shall include a “valid lease”, (x) “lease” shall include a “leasing contract” and (y) “guarantee” and “guarantor” shall include “suretyship” and “surety”, respectively.
(b)    In the event the Bridge Collateral Agent is replaced in accordance with the terms of the Bridge Loan Credit Agreement, the replacement Bridge Collateral Agent shall also constitute the replacement hypothecary representative (fondé de pouvoir) for the purposes of any Liens granted under the laws of the Province of Québec, Canada without any further formality (subject to the registration at the Register of Personal and Movable Real Rights of a notice of replacement for the purposes of exercising the rights relating to any such hypothec, as contemplated by Article 2692 of the Civil Code of Québec, Canada).
(c)    Each reference in this Agreement to each of the expressions the “Notes Collateral Agent”, “Term Loan Collateral Agent’ and “Bridge Loan Collateral Agent” shall also include any fondé de pouvoir under and any Receiver appointed by or on the application of the Notes Collateral Agent, Term Loan Collateral Agent, the Controlling First Lien Pari Passu Debt Agent and Bridge Loan Collateral Agent, respectively, pursuant to their respective Secured Documents.
ARTICLE II
Lien Priorities
Section 2.1    Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the First Lien Pari Passu Obligations granted on the Collateral or of any Liens securing the Bridge Loan Obligations granted on the Collateral, and notwithstanding any provision of the UCC, the PPSA or any other applicable law, the First Lien Pari Passu Documents or the Bridge Loan Documents or any defect or deficiencies in, or failure to perfect, the Liens securing the First Lien Pari Passu Obligations or the Bridge Loan Obligations, or any other circumstance whatsoever, and whether in or outside of an Insolvency or Liquidation Proceeding, the Bridge Loan Agent (on behalf of itself and the other Bridge Loan Claimholders)

and the Controlling First Lien Pari Passu Debt Agent (on behalf of itself and the other First Lien Pari Passu Claimholders) each hereby agree that:
(a)    Any Lien on the Collateral securing any Bridge Loan Obligations now or hereafter held by or on behalf of the Bridge Loan Agent, any Bridge Loan Claimholder or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be first, prior, continuing and senior in right, priority, operation, effect and all other purposes and respects to any Lien on the Collateral securing any First Lien Pari Passu Obligations.
(b)    Any Lien on the Collateral securing any First Lien Pari Passu Obligations now or hereafter held by or on behalf of the Controlling First Lien Pari Passu Debt Agent, any First Lien Pari Passu Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be subject to, junior and subordinate in right, priority, operation, effect and all other purposes and respects to all Liens on the Collateral securing any Bridge Loan Obligations. All Liens on the Collateral securing any Bridge Loan Obligations shall be and remain first, prior, continuing and senior in right, priority, operation, effect and all other purposes and respects to all Liens on the Collateral securing any First Lien Pari Passu Obligations.
Section 2.2    Prohibition on Contesting Liens. Each of the Bridge Loan Agent (on behalf of itself and the other Bridge Loan Claimholders) and the Controlling First Lien Pari Passu Debt Agent (on behalf of itself and the other First Lien Pari Passu Claimholders) agrees that it will neither contest nor support (and all hereby waive any right to contest or support) any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of another in any Collateral or the provisions of this Agreement relating thereto; provided that nothing in this Agreement shall be construed to prevent or impair the rights of each of the Bridge Loan Agent (on behalf of itself and the other Bridge Loan Claimholders) and the Controlling First Lien Pari Passu Debt Agent (on behalf of itself and the other First Lien Pari Passu Claimholders) to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Bridge Loan Obligations or the First Lien Pari Passu Obligations.
Section 2.3    Release of Bridge Loan First Priority Collateral. In the event the Bridge Loan Agent desires to release or agrees to release any of its Liens on all or any part of the Collateral in connection with the exercise of remedies, including, without limitation, the sale, transfer or other disposition thereof, the Bridge Loan Agent shall provide the Controlling First Lien Pari Passu Debt Agent with reasonable prior written notice thereof. Each of the Controlling First Lien Pari Passu Debt Agent and any other First Lien Pari Passu Secured Party shall be deemed automatically and unconditionally to have consented to such sale, transfer or other disposition and the Lien of such First Lien Pari Passu Claimholders on such Collateral automatically and unconditionally shall be deemed to be, and shall be, released and terminated contemporaneously with the release by the Bridge Loan Agent of its Lien thereon, as long as such prior written notice has been given to the Controlling First Lien Pari Passu Debt Agent. Each of the First Lien Pari Passu Claimholders agrees that no further act or documentation shall be necessary to evidence such release and termination as long as the Bridge Loan Agent has complied with the foregoing notice requirement. In the event that the Bridge Loan Agent requests the Controlling First Lien Pari Passu Debt Agent and/or any First Lien Pari Passu Secured Party to execute and deliver any formal release or termination of such Lien upon such Collateral, the Controlling First Lien Pari Passu Debt Agent agrees to execute the same forthwith.
Section 2.4    Notice of Liens. The Bridge Loan Agent (on behalf of itself and the other Bridge Loan Claimholders) and the Controlling First Lien Pari Passu Debt Agent (on behalf of itself and the other First Lien Pari Passu Claimholders) each acknowledge that this Agreement shall constitute notice of their respective interests in the Collateral under and for any purpose such a notice may be required by the UCC or the PPSA.
Section 2.5    Perfection of Liens. The Bridge Loan Agent shall not be responsible for perfecting and/or maintaining the perfection of Liens with respect to the Collateral for the benefit of the First Lien Pari Passu Secured Parties. None of the First Lien Pari Passu Secured Parties, including the Controlling First Lien Pari Passu Debt Agent, shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Bridge Loan Agent. The provisions of this Agreement are intended to govern the respective Lien priorities as between the Bridge Loan Agent (on behalf of itself and the other Bridge Loan Claimholders) and the Controlling First Lien Pari Passu Debt Agent (on behalf of itself and the First Lien Pari Passu Secured Parties) and shall not impose on the Bridge Loan Agent, the Controlling First Lien Pari Passu Debt Agent or the other First Lien Pari Passu Secured Parties or any agent or trustee therefor, any obligations in respect of the disposition of proceeds of any Collateral which would conflict with the prior perfected claims therein in favor of any other Person or any order or decree or any court or Governmental Authority or any applicable law.
ARTICLE III
Enforcement
Section 3.1    Restrictions on Exercise of Remedies by Controlling First Lien Pari Passu Debt Agent and any other First Lien Pari Passu Secured Party.
(a)    Until the Discharge of Bridge Loan Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Bridge Loan Party:
(i)    neither the Controlling First Lien Pari Passu Debt Agent nor any First Lien Pari Passu Secured Party will, directly or indirectly, and even if an “Event of Default” (as defined in any First Lien Pari Passu Document) has occurred and the First Lien Pari Passu Debt has been accelerated, (A) exercise or seek to exercise (or support any other Person in doing the same) any rights or remedies with respect to any Collateral (including the exercise of any right of setoff or recoupment) or institute (or support any other Person in doing the same) any action or proceeding (judicial or otherwise, including the commencement of any Insolvency or Liquidation Proceeding) with respect to such rights or remedies related to any Collateral (including, without limitation, any action of foreclosure); (B) contest, protest or object to (or support any other Person in doing the same) any foreclosure proceeding or action brought by the Bridge Loan Agent or any other exercise by the Bridge Loan Agent of any rights and remedies relating to the Collateral under the Bridge Loan Agreement or any other Bridge Loan Document; or (C) object to, contest or oppose (or support any other Person in doing the same) the forbearance by the Bridge Loan Agent from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral;
(ii)    the Bridge Loan Agent shall have the exclusive right to enforce any and all rights, exercise remedies (including set-off and recoupment and the right to credit bid any amount of its debt) and make determinations regarding the release, management, enforcement, disposition, or restrictions with respect to the Collateral, in each case in the exercise of its sole and absolute discretion, without any consultation with, notice to or the consent of the Controlling First Lien Pari Passu Debt Agent or any other First Lien Pari Passu Secured Party, and such exercise and enforcement shall include, without limitation, the rights of an agent appointed by the Bridge Loan Agent (including any receiver, manager or receiver and manager) to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code or the PPSA and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction;
provided, however, that (x) in any Insolvency or Liquidation Proceeding commenced by or against any Bridge Loan Party, the Controlling First Lien Pari Passu Debt Agent may file a claim, proof of claim and/or security, or statement of interest with respect to the First Lien Pari Passu Obligations owing to the holders of the First Lien Pari Passu Obligations, subject to and consistent with the limitations contained in this Agreement, (y) the Controlling First Lien Pari Passu Debt Agent may take such action (not adverse in any way to the priority status of the Liens on the Collateral securing the Bridge Loan Obligations or the rights of the Bridge Loan Agent to exercise any remedies in respect thereof) solely necessary to preserve or protect its Lien on the Collateral so long as such action is consistent with the terms and limitations on the Controlling First Lien Pari Passu Debt Agent and the other First Lien Pari Passu Secured Parties imposed by this Agreement, and (z) the Controlling First Lien Pari Passu Debt Agent may take any action to foreclose upon any such Collateral so long as (i) 180 days have elapsed from the date that the Controlling First Lien Pari Passu Debt Agent has given written notice to the Bridge Loan Agent of either (x) the occurrence of an “Event of Default” under and as defined in the Indenture consisting of nonpayment of any principal or interest then due under the First Lien Pari Passu Debt (an “First Lien Pari Passu Payment Default”) or (y) the occurrence of an “Event of Default” under and as defined in any First Lien Pari Passu Document other than any First Lien Pari Passu Payment Default, together with acceleration of the First Lien Pari Passu Obligations, (ii) the Bridge Loan Agent is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against a material portion of such Collateral at the end of such 180-day period and (iii) the proceeds received by the Controlling First Lien Pari Passu Debt Agent or any other First Lien Pari Passu Secured Party in connection with such foreclosure action by the Controlling First Lien Pari Passu Debt Agent is applied pursuant to Section 4.1 hereof; provided that to the extent that the Bridge Loan Agent or any other Bridge Loan Claimholder is stayed or otherwise prohibited by law from exercising such rights or remedies in respect of the relevant Collateral during such 180-day period, then the foregoing 180-day period shall be automatically extended by the number of days of such stay or prohibition.
(b)    The Controlling First Lien Pari Passu Debt Agent, on behalf of itself and the other First Lien Pari Passu Secured Parties, agrees that it will not take or receive, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise), any Collateral or any proceeds of Collateral, in each case in connection with the exercise of any right or remedy (including set off), if any, with respect to any Collateral (or in respect of any such Collateral in the event of the occurrence of any Insolvency or Liquidation Proceeding with respect to any Bridge Loan Party) unless and until the Discharge of Bridge Loan Obligations has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Bridge Loan Obligations has occurred, except as expressly provided in the first proviso to Section 3.1(a) above, the sole right and remedy of the Controlling First Lien Pari Passu Debt Agent and the other First Lien Pari Passu Secured Parties with respect to the Collateral is to hold a Lien on the Collateral pursuant to the applicable First Lien Pari Passu Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Bridge Loan Obligations has occurred.
(c)    Subject to the first proviso of Section 3.1(a) above and without limiting the effect of the other provisions of this Agreement:
(i)    the Controlling First Lien Pari Passu Debt Agent, for itself and on behalf of any other First Lien Pari Passu Secured Party, agrees that neither it nor any other First Lien Pari Passu Secured Party will take any action (or support any other Person in doing the same) that would hinder or interfere with any exercise of rights or remedies by the Bridge Loan Agent under the Bridge Loan Documents with respect to the Collateral, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise, unless otherwise prohibited hereunder;
(ii)    the Controlling First Lien Pari Passu Debt Agent, for itself and on behalf of the other First Lien Pari Passu Secured Parties, hereby waives any and all rights it or such First Lien Pari Passu Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the Bridge Loan Agent seeks to enforce, manage or collect the Bridge Loan Obligations or the Liens securing the Bridge Loan Obligations granted in any of the Collateral, regardless of whether any action or failure to act by or on behalf of the Bridge Loan Agent is adverse to the interests of the First Lien Pari Passu Secured Parties; and
(iii)    the Controlling First Lien Pari Passu Debt Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the applicable First Lien Pari Passu Documents shall be deemed to restrict in any way the rights and remedies of the Bridge Loan Agent with respect to the Collateral as set forth in this Agreement and the Bridge Loan Documents.

(d)    Nothing in this Agreement shall prohibit the receipt by the Controlling First Lien Pari Passu Debt Agent or any other First Lien Pari Passu Secured Party of the required payments of interest, principal and other amounts owed in respect of the First Lien Pari Passu Obligations so long as such receipt is not the direct or indirect result of the exercise or support by any of them of rights or remedies in contravention of this Agreement of any Lien held by any of them.
ARTICLE IV
Payments
Section 4.1    Application of Proceeds. So long as the Discharge of Bridge Loan Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Bridge Loan Party, any Collateral or proceeds thereof received in connection with the sale, transfer or other disposition of, or collection on, such Collateral shall be applied by the Bridge Loan Agent to the Bridge Loan Obligations in such order as specified in the Bridge Loan Agreement and Bridge Loan Documents or, if any, retained by the applicable Bridge Loan Party to the extent permitted pursuant to the terms of the Bridge Loan Agreement and Bridge Loan Documents. Upon the Discharge of Bridge Loan Obligations, the Bridge Loan Agent shall first deliver any Collateral (including any proceeds thereof) in its possession or control, if any, to the Controlling First Lien Pari Passu Debt Agent for application to the First Lien Pari Passu Obligations in such order as specified in the First Lien Pari Passu Documents until the Discharge of First Lien Pari Passu Obligations, and thereafter as directed in writing by the Bridge Loan Parties’ Representative or a court of competent jurisdiction.
Section 4.2    Payments Over. So long as the Discharge of Bridge Loan Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Bridge Loan Party, any Collateral or proceeds thereof received by the Controlling First Lien Pari Passu Debt Agent or any First Lien Pari Passu Secured Party in connection with the exercise of any right or remedy (including set-off) relating to the Collateral, shall be segregated and held in trust and shall be immediately paid over to the Bridge Loan Agent in the same form as received, with any necessary endorsements, until the Discharge of Bridge Loan Obligations, unless a court of competent jurisdiction otherwise directs. The Bridge Loan Agent is hereby authorized to make any such endorsements as agent for the Controlling First Lien Pari Passu Debt Agent or the applicable First Lien Pari Passu Secured Party. This authorization is coupled with an interest and is irrevocable until the Discharge of Bridge Loan Obligations.
ARTICLE V
Bankruptcy
Section 5.1    Financing Matters. If any Bridge Loan Party shall be subject to any Insolvency or Liquidation Proceeding and the Bridge Loan Agent shall desire to permit the use of cash collateral under Section 363 of the Bankruptcy Code or any similar Bankruptcy Law or to permit any Bridge Loan Party to obtain financing under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”) which may be secured by any assets of any Bridge Loan Party, so long as the Controlling First Lien Pari Passu Debt Agent receives adequate protection in the form of a replacement Lien on the DIP Financing collateral (including cash collateral, an “Adequate Protection Lien”), which Adequate Protection Lien on any assets not constituting

Collateral or not of the type constituting Collateral shall be junior and subordinated to the Liens securing the Bridge Loan Obligations and such DIP Financing (and all obligations relating thereto, including any “carve-out” agreed to by the Bridge Loan Agent) on the same basis as the other Liens on the Collateral that secures the First Lien Pari Passu Obligations are so subordinated to the Liens thereon that secure the Bridge Loan Obligations under this Agreement, then until the Discharge of Bridge Loan Obligations has occurred, the Controlling First Lien Pari Passu Debt Agent, on behalf of itself and the other First Lien Pari Passu Secured Parties, agrees that it will raise no objection, and consents to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent solely provided in this Section 5.1 or relating to the Collateral), and will subordinate its Liens in the Collateral to such DIP Financing (and all obligations relating thereto) on the same basis as the Liens on the Collateral that secure the First Lien Pari Passu Obligations are subordinated to the Liens thereon that secures the Bridge Loan Obligations under this Agreement, and agrees that written notice received three (3) Business Days prior to the entry of an order approving such usage of cash collateral or approving such financing on an interim basis shall be adequate notice; provided that the aforesaid agreements and consents of the Controlling First Lien Pari Passu Debt Agent, on behalf of itself and the other First Lien Pari Passu Secured Parties, shall not be conditional upon the Controlling First Lien Pari Passu Debt Agent receiving an Adequate Protection Lien in Insolvency or Liquidation Proceedings under Canadian Bankruptcy Laws. The Controlling First Lien Pari Passu Debt Agent, on behalf of itself and the other First Lien Pari Passu Secured Parties, taken as a whole (and for the avoidance of doubt, not individually), agrees that it will not provide or seek (or support any other Person seeking) to provide DIP Financing to any Bridge Loan Party so long as the Bridge Loan Agent or the Bridge Loan Lenders desires to provide such DIP Financing which satisfies each of the requirements listed above; provided that this restriction does not apply to the extent the First Lien Pari Passu Secured Parties are the same as (or affiliates of) the Bridge Loan Parties.
Section 5.2    Relief from the Automatic Stay or other Stay of Proceedings.
Until the Discharge of Bridge Loan Obligations, the Controlling First Lien Pari Passu Debt Agent, on behalf of itself and the other First Lien Pari Passu Secured Parties, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the Bridge Loan Agent.
Section 5.3    Adequate Protection.
The Controlling First Lien Pari Passu Debt Agent, on behalf of itself and the other First Lien Pari Passu Secured Parties, agrees that none of them shall contest (or support any other Person contesting) (i) any request by the Bridge Loan Agent for adequate protection, or (ii) any objection by the Bridge Loan Agent to any motion, relief, action or proceeding based on the Bridge Loan Agent claiming a lack of adequate protection, in each case, in respect of the Collateral.
Section 5.4    Avoidance Issues.
If any Bridge Loan Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to or to the estate of any Bridge Loan Party any amount (a “Bridge Loan Obligation Recovery”) received in respect of any Subject Collateral, then the Bridge Loan Obligations shall be reinstated to the extent of such Bridge Loan Obligation Recovery and the Bridge Loan Claimholders shall be entitled to receive payment in full in cash (including, in the case of any letter of credit, cash collateral therefor) with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Bridge Loan Obligation Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations or rights of the parties hereto. The Controlling First Lien Pari Passu Debt Agent and each First Lien Pari Passu Secured Party agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise; it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over (but with respect to the Controlling First Lien Pari Passu Debt Agent only to the extent not previously distributed by it to the holders of the Notes) for application in accordance with the priorities set forth in this Agreement.
Section 5.5    Asset Dispositions in an Insolvency or Liquidation Proceeding.
None of the Controlling First Lien Pari Passu Debt Agent or the other First Lien Pari Passu Secured Parties shall, in an Insolvency or Liquidation Proceeding or otherwise, oppose or contest any marketing, sale, sale procedures or disposition of any assets of any Bridge Loan Party made in accordance with this Agreement consisting of any Collateral that is supported by the Bridge Loan Agent, and the Controlling First Lien Pari Passu Debt Agent and each other First Lien Pari Passu Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code and under other applicable Bankruptcy Law (and otherwise) to such marketing, sale, sale procedures or disposition supported by the Bridge Loan Agent and to have released their Liens in such assets in accordance with this Agreement.
Section 5.6    No Surcharge of Collateral.
None of the Controlling First Lien Pari Passu Debt Agent or any other First Lien Pari Passu Secured Party shall, in an Insolvency or Liquidation Proceeding or otherwise, assert or enforce, at any time when the Discharge of Bridge Loan Obligations has not occurred, any claim under Section 506(c) of the Bankruptcy Code (and otherwise) for costs or expenses of preserving or disposing of any Collateral.
Section 5.7    Right to Credit Bid.
None of the Controlling First Lien Pari Passu Debt Agent or any other First Lien Pari Passu Secured Party shall object to, contest or oppose (or support any other Person in objecting to, contesting or opposing) in any manner the exercise by the Bridge Loan Agent of the right to “credit bid” pursuant to Section 363(k) of the Bankruptcy Code or other applicable law in respect of the Collateral.
Section 5.8    Plan Treatment.
None of the Controlling First Lien Pari Passu Debt Agent or any other First Lien Pari Passu Secured Party shall seek (or cause or support any other Person to seek) the filing, approval or confirmation of any plan of reorganization, compromise, arrangement or liquidation or similar dispositive plan (including in connection with any sale under Section 363 of the Bankruptcy Code) that does not expressly provide for the Discharge of Bridge Loan Obligations on the plan’s effective date.
Section 5.9    Effectiveness in Insolvency or Liquidation Proceedings.
This Agreement shall be effective both before and after the commencement of an Insolvency or Liquidation Proceeding.
ARTICLE VI
Other Agreements
Section 6.1    Insurance.
Notwithstanding any provision to the contrary in the First Lien Pari Passu Documents, unless and until the Discharge of Bridge Loan Obligations has occurred, the Bridge Loan Agent shall have the sole and exclusive right (as between the Controlling First Lien Pari Passu Debt Agent and the Bridge Loan Agent) to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of Bridge Loan Obligations has occurred, all proceeds of any such policy covering the Collateral and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be paid to the Bridge Loan Agent for the benefit of the Bridge Loan Claimholders pursuant to the terms of the Bridge Loan Documents and thereafter, to the extent no Bridge Loan Obligations are outstanding, to the Controlling First Lien Pari Passu Debt Agent for the benefit of the First Lien Pari Passu Debt General Parties and applied by the Controlling First Lien Pari Passu Debt Agent as required under the First Lien Intercreditor Agreement. Until the Discharge of Bridge Loan Obligations has occurred, if the Controlling First Lien Pari Passu Debt Agent shall, at any time, receive any proceeds of any such insurance policy covering the Collateral, it shall pay such proceeds over to the Bridge Loan Agent within two (2) Business Days after receipt in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Bridge Loan Agent is hereby authorized to make any such endorsements as agent for the Controlling First Lien Pari Passu Debt Agent. This authorization is coupled with an interest and is irrevocable until the Discharge of the Bridge Loan Obligations.
Section 6.2    Obligations Unconditional. All rights, interests, agreements and obligations of the Bridge Loan Agent and the other Bridge Loan Claimholders and the Controlling First Lien Pari Passu Debt Agent and the other First Lien Pari Passu Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:
(a)    any lack of validity or enforceability of any Bridge Loan Document or any First Lien Pari Passu Document;
(b)    any change in the time, manner or place of payment of, or in any other terms of, all or any of the Bridge Loan Obligations or First Lien Pari Passu Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Bridge Loan Agreement or any other Bridge Loan Document or of the terms of the Indenture or Credit Agreement;
(c)    any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Bridge Loan Obligations or First Lien Pari Passu Obligations or any guarantee thereof;
(d)    the commencement of any Insolvency or Liquidation Proceeding in respect of any Obligor; or
(e)    any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the Bridge Loan Obligations or the First Lien Pari Passu Obligations, or of the Controlling First Lien Pari Passu Debt Agent or any other First Lien Pari Passu Secured Party in respect of this Agreement, or of the Bridge Loan Agent or any other Bridge Loan Claimholder in respect of this Agreement.
Section 6.3    Certain Terms Concerning the Controlling First Lien Pari Passu Debt Agent. The Controlling First Lien Pari Passu Debt Agent is executing and delivering this Agreement solely in its capacity as such and pursuant to the direction to so execute and deliver pursuant to the First Lien Intercreditor Agreement. The Controlling First Lien Pari Passu Debt Agent shall have no duties or obligations under or pursuant to this Agreement other than such duties and obligations as may be expressly set forth in this Agreement. The Controlling First Lien Pari Passu Debt Agent shall not be deemed to owe any fiduciary duty to the Bridge Loan Agent, any Bridge Loan Claimholder or any other Bridge Loan Party.
Section 6.4.     Canadian Borrowers’ Assets. Each of the First Lien Pari Passu Secured
Parties and the Controlling First Lien Pari Passu Debt Agent covenant and agree that they will not take any Liens on any assets of the Canadian Borrower and the Canadian Grantors; provided, it being understood and agreed that the Controlling First Lien Pari Passu Debt Agent shall take Liens on 100% of the partnership interest (general partner interests and limited partner interests) in Westmoreland Canadian Investments, LP.

ARTICLE VII
Gratuitous Bailment for Perfection of Certain Security Interests;
Rights under Permits and Licenses
Section 7.1    General. The Bridge Loan Agent agrees and acknowledges that if it shall at any time hold a Lien on Collateral that can be perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the Bridge Loan Agent, the Bridge Loan Agent shall also hold such Collateral as gratuitous bailee for the Controlling First Lien Pari Passu Debt Agent for the sole purpose of perfecting the Lien of the First Lien Pari Passu Secured Parties on such Collateral. The Controlling First Lien Pari Passu Debt Agent agrees and acknowledges that if it shall at any time hold a Lien on any Collateral that can be perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the Controlling First Lien Pari Passu Debt Agent, the Controlling First Lien Pari Passu Debt Agent shall also hold such Collateral as gratuitous bailee for the Bridge Loan Agent for the sole purpose of perfecting the Lien of the Bridge Loan Claimholders on such Collateral. It is agreed that the obligations of the Bridge Loan Agent and the Controlling First Lien Pari Passu Debt Agent, and the rights of the Bridge Loan Claimholders and First Lien Pari Passu Secured Parties, in connection with any such bailment arrangement will be in all respects subject to the provisions of Article 2. Notwithstanding anything to the contrary herein, the Bridge Loan Agent and the Controlling First Lien Pari Passu Debt Agent will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Bridge Loan Claimholders and First Lien Pari Passu Secured Parties or any other person for such perfection or failure to perfect, it being understood that the sole purpose of this Article 7 is to enable (a) the Bridge Loan Claimholders to obtain a perfected Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such account by the Controlling First Lien Pari Passu Debt Agent and (b) the First Lien Pari Passu Secured Parties to obtain a perfected Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such account by the Bridge Loan Agent. Subject to the Bridge Loan Agent and the Controlling First Lien Pari Passu Debt Agent receiving such indemnifications as shall be required by the Bridge Loan Agent or the Controlling First Lien Pari Passu Debt Agent, from and after the Discharge of First Lien Pari Passu Obligations or the Discharge of Bridge Loan Obligations, as applicable, the Bridge Loan Agent and the Controlling First Lien Pari Passu Debt Agent shall take all such actions in its power as shall reasonably be requested by (a) the Controlling First Lien Pari Passu Debt Agent in the case of the Discharge of Bridge Loan Obligations or (b) the Bridge Loan Agent in the case of the Discharge of First Lien Pari Passu Obligations (at the sole cost and expense of the Grantors) to transfer possession of such Collateral in its possession (in each case to the extent the Bridge Loan Agent or the Controlling First Lien Pari Passu Debt Agent, as applicable, has a Lien on such Collateral after giving effect to any prior or concurrent releases of Liens) as instructed. In addition, prior to the discharge of either the Bridge Loan Obligations or the First Lien Pari Passu Obligations, upon the written request of the Bridge Loan Agent, the Controlling First Lien Pari Passu Debt Agent shall take all such actions in its power as shall reasonably be requested to transfer possession of such Collateral in its possession (to the extent the Bridge Loan Agent states in such request that it has a Lien on such Collateral) to the Bridge Loan Agent as instructed, in which event the perfected security interest of the Controlling First Lien Pari Passu Debt Agent shall continue unaffected pursuant to this Section 7.1.
Section 7.2    Deposit Accounts. The Grantors, to the extent required by the Bridge Loan Agreement, may from time to time establish Deposit Accounts with certain depositary banks in which collections from Inventory and Accounts may be deposited. To the extent that any such Deposit Account is under the control of the Bridge Loan Agent at any time, the Bridge Loan Agent will act as agent and gratuitous bailee for the Controlling First Lien Pari Passu Debt Agent for the purpose of perfecting the Liens of the First Lien Pari Passu Secured Parties in such Deposit Accounts and the cash and other assets therein as provided in Section 7.1 (but will have no duty, responsibility or obligation to the First lien Pari Passu Secured Parties (including, without limitation, any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection)). Unless the Liens of the First Lien Pari Passu Secured Parties on such Collateral shall have been or concurrently are released, after the occurrence of any Discharge of Bridge Loan Obligations, the Bridge Loan Agent shall, to the extent that the same are then under the sole dominion and control of the Bridge Loan Agent and that such action is otherwise within the power and authority of the Bridge Loan Agent pursuant to the Bridge Loan Documents, at the request of the Controlling First Lien Pari Passu Debt Agent, cooperate with Grantors and the Controlling First Lien Pari Passu Debt Agent (at the expense of the Grantors) in permitting control of any Deposit Accounts to be transferred from the Bridge Loan Agent to the Controlling First Lien Pari Passu Debt Agent (or for other arrangements with respect to each such Deposit Account satisfactory to the Controlling First Lien Pari Passu Debt Agent to be made).
Section 7.3    Sub-Agent. The Term Loan Collateral Agent agrees to act as, and is hereby appointed as, sub-agent for the Bridge Loan Agent with respect to the existing mortgages and acts as directed by the Bridge Loan Agent all actions in such capacity in accord and with this Agreement.

ARTICLE VIII
Miscellaneous
Section 8.1    Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Bridge Loan Documents or the First Lien Pari Passu Documents, the provisions of this Agreement shall govern and control.
Section 8.2    Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement is a continuing agreement of subordination pursuant to its terms and in accordance with Section 510(a) of the Bankruptcy Code and similar provisions or principles under Canadian Bankruptcy Law and shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. All references to an Obligor shall include such Obligor as debtor and debtor-in-possession and any receiver or trustee for such Obligor in any Insolvency or Liquidation Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement shall terminate and be of no further force and effect upon the Discharge of Bridge Loan Obligations and the termination of any commitments to lend under the Bridge Loan Agreement.
Section 8.3    Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed by Bridge Loan Agent and Controlling First Lien Pari Passu Debt Agent, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time; provided that if any amendment or modification is deemed by the Bridge Loan Lenders and First Lien Pari Passu Parties to be adverse to the Issuer, such amendment and or modification shall be in writing signed by the Bridge Loan Agent, Controlling First Lien Pari Passu Debt Agent and Issuer. Notwithstanding the foregoing, no Bridge Loan Party shall have any right to consent to, Modify or approve any amendment, Modification or waiver of any provision of this Agreement.
Section 8.4    SUBMISSION TO JURISDICTION; WAIVERS. 1. EACH OF THE BRIDGE LOAN AGENT AND THE CONTROLLING FIRST LIEN PARI PASSU DEBT AGENT (ON BEHALF OF ITSELF AND THE FIRST LIEN PARI PASSU SECURED PARTIES) IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF (1) THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT SITTING FOR THE SOUTHERN DISTRICT OF NEW YORK AND (2) ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT TO THE EXTENT SUCH COURTS WOULD HAVE SUBJECT MATTER JURISDICTION WITH RESPECT THERETO, AND SAID PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN ANY SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, OR THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION.
(A)    EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 8.4(A). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(B)    EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, FOR ITSELF AND ITS PROPERTY, (1) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.6, AND (2) AGREES THAT SERVICE AS PROVIDED IN THIS SECTION 8.4(C) IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.
Section 8.5    WAIVERS. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.5 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
Section 8.6    Notices. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, or sent by facsimile or other electronic transmission or United States mail or Canada Post or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile or other electronic transmission, or three (3) Business Days after depositing it in the United States mail or with Canada Post with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth on Schedule II attached hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
Section 8.7    Further Assurances. Each of the Bridge Loan Agent and Controlling First Lien Pari Passu Debt Agent agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the applicable party may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.
Section 8.8    APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 8.9    Binding on Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties, including all other lenders that are successors to or assignees of the Bridge Loan Agent and Controlling First Lien Pari Passu Debt Agent and including any successor agent. As a condition of each assignment, each such additional lender shall execute and deliver to the applicable agent an acknowledgment to this Agreement acknowledging the agreement of such additional lender to be bound by the terms hereof.
Section 8.10    No Marshalling. The First Lien Pari Passu Claimholders hereby expressly waive to the fullest extent permitted by applicable law any rights such First Lien Pari Passu Claimholders may have under applicable law to assert the doctrine of marshalling or otherwise to require any Bridge Loan Claimholder to marshal any Collateral for the benefit of the First Lien Pari Passu Claimholders.
Section 8.11    Specific Performance. Each of the Bridge Loan Agent and the Controlling First Lien Pari Passu Debt Agent may demand specific performance of this Agreement, and each hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought against it hereunder.
Section 8.12    Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
Section 8.13    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy or “pdf” electronic file shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
Section 8.14    Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
Section 8.15    Construction. The terms of this Agreement were negotiated among business persons sophisticated in the area of business finance, and accordingly, in construing the terms of this Agreement, no rule or law which would require that this instrument be construed against the party who drafted this instrument shall be given any force or effect.
Section 8.16    No Third Party Beneficiaries. No other Person not a party to this Agreement, including any trustee-in-bankruptcy for, or bankruptcy estate of, or any unsecured creditor of any Grantor shall have or be entitled to assert rights or benefits hereunder. Nothing in this Agreement shall impair, as between any Bridge Loan Party and the Bridge Loan Agent, or as between the First Lien Pari Passu Parties and the Controlling First Lien Pari Passu Debt Agent, the respective obligations of the Bridge Loan Parties and the First Lien Pari Passu Parties to pay principal, interest, fees and all other amounts as provided in the respective Bridge Loan Documents and the First Lien Pari Passu Documents.

Section 8.17    Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Bridge Loan Agent on the one hand and the Controlling First Lien Pari Passu Debt Agent and the First Lien Pari Passu Secured Parties, on the other hand. None of the Bridge Loan Parties, the First Lien Pari Passu Parties nor any other creditor thereof shall have any rights hereunder except as expressly set forth herein, and none of the Bridge Loan Parties or the First Lien Pari Passu Parties may rely on the terms hereof, except to the extent of rights and/or obligations expressly provided hereunder. Nothing in this Agreement is intended to or shall impair the obligations of any Bridge Loan Party or any First Lien Pari Passu Party, which are absolute and unconditional, to pay the Bridge Loan Obligations and the First Lien Pari Passu Obligations, respectively, as and when the same shall become due and payable in accordance with their terms. Each of Bridge Loan Agent, the Controlling First Lien Pari Passu Debt Agent and the First Lien Pari Passu Secured Parties shall be responsible for managing its financial relationships with their respective First Lien Pari Passu Parties and Bridge Loan Parties, and none shall be deemed to be the agent of the other for any purpose. Any of the Bridge Loan Agent, Controlling First Lien Pari Passu Debt Agent and any First Lien Pari Passu Secured Party may alter, amend, supplement, release, discharge or otherwise modify any terms of its respective agreements with First Lien Pari Passu Parties and Bridge Loan Parties without notice to or consent of the other, including, without limitation, increasing the indebtedness under any such agreements or extending the time for repayment thereof. Any such alterations, amendments, supplements, releases, discharges, or modifications shall not affect the rights, remedies and/or duties of the Bridge Loan Agent (on behalf of itself and the Bridge Loan Claimholders) and the Controlling First Lien Pari Passu Debt Agent (on behalf of itself and the First Lien Pari Passu Claimholders) hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Bridge Loan Agent
By: /s/ Geoffrey J. Lewis Name: Geoffrey J. Lewis Title: Vice President
U.S. BANK NATIONAL ASSOCIATION,
as Notes Collateral Agent and Controlling First Lien Pari Passu Debt Agent
By: /s/ Christopher Gehman Name: Christopher Gehman Title: Vice President
WILMINGTON SAVINGS FUND SOCIETY, FSB, as Term Loan Collateral Agent
By: /s/ Geoffrey J. Lewis Name: Geoffrey J. Lewis Title: Vice President
WESTMORELAND COAL COMPANY
By: /s/ Jennifer S. Grafton Name: Jennifer S. Grafton Title: Chief Administrative Officer, Chief Legal Officer and Secretary

Acknowledged and Agreed to by:

[Signature Page – Intercreditor Agreement]

BRIDGE LOAN PARTIES:

WESTMORELAND TEXAS JEWITT COAL COMPANY

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND COAL COMPANY ASSET CORP.

By:  /s/ Jennifer S. Grafton
   Name: Jennifer S. Grafton
   Title: Secretary

WESTMORELAND ENERGY SERVICES NEW YORK, INC.

By:  /s/ Jennifer S. Grafton
   Name: Jennifer S. Grafton
   Title: Secretary

HAYSTACK COAL COMPANY

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND SAN JUAN HOLDINGS, INC.

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND SAN JUAN, LLC

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

SAN JUAN TRANSPORTATION COMPANY

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

SAN JUAN COAL COMPANY

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND CANADA, LLC

By:  /s/ Jennifer S. Grafton
   Name: Jennifer S. Grafton
   Title: Secretary

WESTMORELAND ENERGY SERVICES, INC.

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND POWER, INC.

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

BASIN RESOURCES, INC.

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND CANADIAN INVESTMENTS, L.P.

By: Westmoreland Canada LLC
Its: General Partner

   By:  /s/ Jennifer S. Grafton
   Name: Jennifer S. Grafton
   Title: Secretary

By: Westmoreland Coal Company
Its: Limited Partner

   By:  /s/ Jennifer S. Grafton
   Name: Jennifer S. Grafton
   Title: Secretary

ABSALOKA COAL, LLC

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

BUCKINGHAM COAL COMPANY, LLC

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND —NORTH CAROLINA POWER, L.L.C.

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WEI – ROANOKE VALLEY, INC.

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND —ROANOKE VALLEY, L.P.

By: WEI ⸻ Roanoke Valley, Inc.
Its: General Partner

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND ENERGY LLC

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND RESOURCES, INC.

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WRI PARTNERS, INC.

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND COAL SALES COMPANY, INC.

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WCC LAND HOLDING COMPANY, INC.

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND MINING LLC

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

DAKOTA WESTMORELAND CORPORATION

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

TEXAS WESTMORELAND COAL CO.

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTERN ENERGY COMPANY

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND SAVAGE CORPORATION

By: /s/ Samuel N. Hagreen
   Name: Samuel N. Hagreen
   Title: Secretary

WESTMORELAND PARTNERS

By: Westmoreland - North Carolina Power, L.L.C.
Its: General Partner

   By: /s/ Samuel N. Hagreen
      Name: Samuel N. Hagreen
      Title: Secretary

By: Westmoreland-Roanoke Valley, LP
Its: General Partner

   By: WEI-Roanoke Valley, LP
   Its: General Partner

      By: /s/ Samuel N. Hagreen
         Name: Samuel N. Hagreen
         Title: Secretary

PRAIRIE MINES & ROYALTY ULC

By: /s/ Jennifer S. Grafton
   Name: Jennifer S. Grafton
   Title: Secretary

WESTMORELAND CANADA HOLDINGS INC.

By: /s/ Jennifer S. Grafton
   Name: Jennifer S. Grafton
   Title: Secretary

[Signature Page – Intercreditor Agreement]

Address for notices for the Bridge Loan Parties’ Representative: Westmoreland Coal Company 9540 S. Maroon Circle Englewood, CO 80112 Attention General Counsel

[Signature Page – Intercreditor Agreement]

SCHEDULE I

LIST OF GRANTORS

Westmoreland Coal Company
Dakota Westmoreland Corporation
WCC Land Holding Company, Inc.
WEI–Roanoke Valley, Inc.
Western Energy Company
Westmoreland Coal Sales Company, Inc.
Westmoreland Energy LLC
Westmoreland Mining LLC
Westmoreland – North Carolina Power, L.L.C.
Westmoreland Partners
Westmoreland Resources, Inc.
Westmoreland–Roanoke Valley, L.P.
Westmoreland Savage Corporation
WRI Partners, Inc.
Texas Westmoreland Coal Co.
Basin Resources, Inc.
Buckingham Coal Company, LLC
Haystack Coal Company
Prairie Mines & Royalty ULC
Westmoreland Canadian Investments, L.P.
Westmoreland Canada Holdings Inc.
Westmoreland Canada LLC
Westmoreland Coal Company Asset Corp.
Westmoreland Energy Services New York, Inc.
Westmoreland Power, Inc.
Westmoreland Texas Jewett Coal Company
Westmoreland Energy Services, Inc.
Westmoreland San Juan Holdings, Inc.
Westmoreland San Juan, LLC
San Juan Transportation Company
San Juan Coal Company
Absaloka Coal, LLC

Schedule I

SCHEDULE II

NOTICE ADDRESSES

If to Notes Collateral Agent:
U.S. Bank National Association 1021 East Cary Street, 18th Floor Richmond, VA 23219 Attention: Corporate Trust Services, Chris Gehman Telecopier No.: (804) 771-7925 Email: christopher.gehman@usbank.com
With a copy to:
Shipman & Goodwin LLP One Constitution Plaza Hartford, CT 06103-1919 Attention: Kimberly Cohen Telecopier No.: (860) 251-5212 Email: kcohen@goodwin.com
If to Term Loan Collateral Agent:
Wilmington Savings Fund Society, FSB 500 Delaware Avenue Wilmington, DE 19801 Attention: Geoffrey J. Lewis Tel: 302-573-3218 Email: adminagent@wsfsbank.com as Administrative Agent
If to Issuer:
Westmoreland Coal Company 9450 South Maroon Circle, Suite 200 Englewood, Colorado 80112 Attention: Jennifer S. Grafton Telecopier No.: (724) 354-4564
With a copy to: Mary Kogut Kirkland & Ellis LLP
609 Main Street, Houston, TX 77002 713-836-3650 mary.kogut@kirkland.com

Schedule II

If to Bridge Loan Agent:
Wilmington Savings Fund Society, FSB 500 Delaware Avenue Wilmington, DE 19801 Attention: Geoffrey J. Lewis Tel: 302-573-3218 Email: adminagent@wsfsbank.com as Administrative Agent

Schedule II